Exhibit 99.1

      The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and pursuant to SEC Release No. 33-8212 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Broadcom Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALAN E. ROSS

Alan E. Ross
Chief Executive Officer

Dated: May 15, 2003

      A signed original of this written statement required by Section 906 has been provided to Broadcom Corporation and will be retained by Broadcom Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Broadcom Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM J. RUEHLE

William J. Ruehle
Chief Financial Officer

Dated: May 15, 2003

      A signed original of this written statement required by Section 906 has been provided to Broadcom Corporation and will be retained by Broadcom Corporation and furnished to the Securities and Exchange Commission or its staff upon request.